SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  SEPTEMBER 28, 1998
                                                --------------------------------

                                RICA FOODS, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-18222                                           87-0432572
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(Commission File Number)                       (IRS Employer Identification No.)

                            95 MERRICK WAY, SUITE 507
                           CORAL GABLES, FLORIDA 33134
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (305) 476-1757
                                                  ------------------------------

                         COSTA RICA INTERNATIONAL, INC.
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On September 28, 1998, Rica Foods, Inc. (the "Company") signed two agreements to purchase the remaining outstanding shares of common stock of its majority-owned subsidiaries Corporacion Pipasa, S.A. ("Pipasa") and Corporacion As de Oros, S.A. ("As de Oros") for 11,050,784 and 5,012,762 shares of the Company's common stock, respectively. Currently, the Company owns 59.6 percent of Pipasa and 56.4 percent of As de Oros. The purchase price accorded each of these acquisitions was determined by conducting a financial analysis of the current and projected cash flow positions of Pipasa and As de Oros, discounted to present value, and negotiated by independent persons of the respective parties. The consummation of each of the acquisitions will be subject to certain closing conditions, including the approval of the Company's shareholders.

         The remaining 1,840,000 shares of Pipasa that the Company has agreed to acquire are currently owned by Inversiones La Ribera, S.A., a Costa Rican corporation owned by Calixto Chaves, the Company's president, chief executive officer and director, as well as a major shareholder of the Company. The remaining 654,300 shares of As de Oros that the Company has agreed to acquire are currently owned by Comercial Angui, S.A. ("Angui"), a Costa Rican corporation and major shareholder of the Company. Upon consummation of the two transactions, if approved by the Company's shareholders, Mr. Chaves and Angui will directly and indirectly own 17,030,729 shares and 7,459,820 shares, or 44.4% and 19.5%, of the outstanding common stock of the Company, respectively.

         Pipasa is Costa Rica's largest poultry producer and marketer, comprising approximately a 50% share of that country's poultry market. Pipasa operates 33 farms and two processing plants throughout Costa Rica, and exports poultry products to El Salvador, Honduras, Nicaragua and Colombia. As de Oros is Costa Rica's second largest poultry producer, comprising approximately a 20% share of that country's poultry market. In addition to the production and marketing of poultry and poultry by-products, As de Oros is one of the leaders in the Costa Rican animal feed market, and owns a chain of fried chicken restaurants in Costa Rica called Restaurantes As de Oros.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         None.

(b)      PRO FORMA FINANCIAL INFORMATION

         None.

(c)      EXHIBITS

         10.1 Stock Purchase Agreement, dated as of September 28, 1998, by and between the Company and Inversiones La Ribera, S.A.

         10.2 Stock Purchase Agreement, dated as of September 28, 1998, by and between the Company and Comercial Angui, S.A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RICA FOODS, INC.

Dated:  October 13, 1998              By: /S/ CALIXTO CHAVES
                                          --------------------------------------
                                          Calixto Chaves
                                          President and Chief Executive Officer


                               Page 3 of 3 Pages

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                                 EXHIBIT INDEX


EXHIBIT                               DESCRIPTION
-------                               -----------


10.1 Stock Purchase Agreement, dated as of September 28, 1998, by and between the Company and Inversiones La Ribera, S.A.

10.2 Stock Purchase Agreement, dated as of September 28, 1998, by and between the Company and Comercial Angui, S.A.